SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)




Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12


                        ALPHA ANALYTICS INVESTMENT TRUST
                        --------------------------------
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)       Title of each class of securities to which transaction applies:
              __________________________________________________________________

     2)       Aggregate number of securities to which transaction applies:
              __________________________________________________________________

     3)       Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              __________________________________________________________________

     4)       Proposed maximum aggregate value of transaction:
              ------------------------------------------------------------------
     5)       Total fee paid:
              ------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)       Amount Previously Paid:
             ___________________________________________________________________


    2)       Form, Schedule or Registration Statement No.:
             ___________________________________________________________________


    3)       Filing Party:
             ___________________________________________________________________


    4)       Date Filed:
             ___________________________________________________________________

                           ALPHA ANALYTICS VALUE FUND


                      1901 AVENUE OF THE STARS, SUITE 1100
                          LOS ANGELES, CALIFORNIA 90067


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 9, 2001

Dear Shareholders:

The Board of Trustees of Alpha Analytics Investment Trust (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Alpha Analytics Value Fund, a series of the Trust, to be held at American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788 on November 9, 2001 at 10:00 a.m., eastern time, for the following purposes:

         1. Approval of a new sub-advisory agreement between Alpha Analytics Investment Group LLC, the Fund's investment adviser, and Cambiar Investors, LLC, the Fund's sub-adviser. NO FEE INCREASE IS PROPOSED.

         2. Transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

         Shareholders of record at the close of business on October 16, 2001 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                                               By Order of the Board of Trustees



                                                                 JACK P. McNALLY
                                                                       Secretary
October 24, 2001

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                           ALPHA ANALYTICS VALUE FUND

                      1901 AVENUE OF THE STARS, SUITE 1100
                          LOS ANGELES, CALIFORNIA 90067
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 9, 2001
                                  ------------

         INTRODUCTION

         THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF ALPHA ANALYTICS INVESTMENT TRUST (the "Trust"), on behalf of the Alpha Analytics Value Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, on November 9, 2001 at 10:00 a.m., eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about November 1, 2001.

                  Prior to July 31, 2001, Cambiar Investors, Inc. ("Old Cambiar") served as sub-adviser to the Fund pursuant to an agreement between Alpha Analytics Investment Group LLC (the Fund's adviser) and Old Cambiar. Recently, certain senior officers of Old Cambiar proposed to acquire Old Cambiar from its parent company, Old Mutual (US) Holdings Inc., and to form Cambiar Investors LLC ("New Cambiar"). The acquisition of Old Cambiar was consummated on July 31, 2001, resulting in a change of control of the Fund's sub-adviser.

         Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), a transaction which results in a change of control of a sub-adviser may be deemed an "assignment." The Investment Company Act further provides that a sub-advisory agreement will automatically terminate in the event of an assignment. As a result, the shareholders are being asked to consider the following proposals:

         1. Approval of a new sub-advisory agreement between Alpha Analytics Investment Group LLC and Cambiar Investors LLC.

         2. Transaction of any other business, not currently contemplated, that may properly come before the meeting or any adjournment thereof.

          A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, IS AVAILABLE AT NO CHARGE BY SENDING A WRITTEN REQUEST TO MR. JACK P. MCNALLY, SECRETARY, ALPHA ANALYTICS INVESTMENT TRUST, 1901 AVENUE OF THE STARS, SUITE 1100, LOS ANGELES, CA 90067 OR BY CALLING THE FUND AT 1-877-257-4240.

                                   PROPOSAL 1
              NEW SUB-ADVISORY AGREEMENT WITH CAMBIAR INVESTORS LLC

BACKGROUND

         Prior to September 26, 2000, Cambiar Investors, Inc. ("Old Cambiar") was a wholly owned subsidiary of United Asset Management Corporation ("UAM"). On July 16, 2000, UAM entered into an Agreement and Plan of Merger with Old Mutual plc ("Old Mutual"), a public limited company based in the United Kingdom, and OM Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Old Mutual, for Old Mutual to acquire UAM through a tender offer and merger. On September 26, 2000, Old Mutual closed the tender offer and acquired UAM. This acquisition by Old Mutual resulted in a change of control of Cambiar on that date. OM Acquisition Corp. merged with UAM, and UAM subsequently changed its name to Old Mutual (US) Holdings Inc. ("Old Mutual US").

         Recently, six senior officers of Old Cambiar formed Cambiar LLLP and proposed to acquire Old Cambiar from Old Mutual US and to create Cambiar Investors LLC ("New Cambiar") (the "Cambiar Transaction"). The Cambiar Transaction was consummated on July 31, 2001, and established Cambiar LLLP as the managing member of New Cambiar. In addition, Cambiar LLLP now owns a majority interest in New Cambiar. Until that date, Old Cambiar was a subsidiary of Old Mutual US, a Delaware corporation. Old Mutual US's address is One International Place, Boston Massachusetts 02110. Cambiar LLLP is controlled by six partners of Cambiar LLLP who were formerly officers of Old Cambiar. While Old Mutual US has retained a minority interest in New Cambiar (which New Cambiar has the right to redeem), it has no ownership interest in Cambiar LLLP. Other than this change of ownership, the operations of New Cambiar and the day to day management of the Fund remain unchanged.

         Under the Investment Company Act, a transaction that results in a change of control of a sub-adviser may be deemed an "assignment." The Investment Company Act further provides that a sub-advisory agreement will automatically terminate in the event of its assignment. The Cambiar Transaction resulted in a "change in control" of the Fund's sub-adviser for purposes of the Investment Company Act and caused the "assignment" and resulting termination of the old sub-advisory agreement.

THE OLD SUB-ADVISORY AGREEMENT

         Prior to July 31, 2001, Old Cambiar provided investment advisory services to the Fund pursuant to a sub-advisory agreement between Alpha Analytics Investment Group LLC (the "Adviser") and Old Cambiar. The old sub-advisory agreement required Old Cambiar to furnish an investment program for the Fund, make investment decisions on behalf of the Fund, and place all orders for the purchase and sale of portfolio securities. The old sub-advisory agreement further provided that Old Cambiar was responsible for paying all expenses incurred by it in the performance of its activities under the old sub-advisory agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commission, if any).

         The old sub-advisory agreement provided that Old Cambiar would not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation, a loss resulting from willful misfeasance, bad faith or gross negligence, or a loss resulting from Old Cambiar's reckless disregard of its obligations under the agreement.

         The old sub-advisory agreement, dated October 20, 2000, was approved by the shareholders on October 20, 2000 after the acquisition of UAM by Old Mutual. The old sub-advisory agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act, of Alpha Analytics Investment Trust, ("the Independent Trustees"), on September 6, 2000. Old Cambiar received from the Adviser (NOT THE FUND) a sub-advisory fee of 0.50% of the average daily net assets of the Fund pursuant to the old sub-advisory agreement. For the fiscal year ended July 31, 2001, the Adviser paid to Old Cambiar sub-advisory fees of $26,061.27 (including fees paid under preceding sub-advisory agreements).


THE INTERIM SUB-ADVISORY AGREEMENT

         Ordinarily, shareholder approval must be obtained before a sub-advisory agreement takes effect. Rule 15a-4 under the Investment Company Act, however, permits a sub-adviser to a registered investment company to serve temporarily under an interim contract that is approved by a fund's board but that has not received shareholder approval, if the following conditions are met:

         (i) the sub-adviser's compensation under the interim contract is no greater than under the previous contract;

         (ii) the fund's board of trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

         (iii) the fund's board of trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

         (iv) the interim contract provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the contract at any time, without payment of any penalty, on not more than 10 calendar days written notice to the sub-adviser;

         (v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the board of trustees; and

         (vi) the interim contract provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim contract pending approval of a new sub-advisory agreement by shareholders.

         A change of control of Old Cambiar occurred on July 31, 2001. Because shareholder approval was not obtained for a new sub-advisory agreement before the Cambiar Transaction, an Interim Sub-Advisory Agreement, which was approved by the Board of Trustees on June 13, 2001, took effect. The interim sub-advisory agreement allows New Cambiar to serve as sub-adviser for 150 days after the Cambiar Transaction or, if earlier, until a new sub-advisory agreement is approved by shareholders. If shareholders approve the new sub-advisory agreement within the 150-day period, the amount held in the escrow account, plus interest, will be paid to New Cambiar. If shareholders do not approve the new sub-advisory agreement, New Cambiar will be paid the lesser of the costs incurred in performing its services under the interim agreement or the total amount in the escrow account, plus interest earned.

THE NEW SUB-ADVISORY AGREEMENT.
------------------------------

         Subject to shareholder approval, the Adviser will enter into a new sub-advisory agreement with New Cambiar. The terms and conditions of the new sub-advisory agreement are substantially identical in all material respects to those of the old sub-advisory agreement, with the exception of the date of execution, effectiveness, and termination. Under the new sub-advisory agreement, New Cambiar will receive from the Adviser (NOT THE FUND) a sub-advisory fee of 0.50% of the average daily net assets of the Fund.

         The new sub-advisory agreement will become effective upon shareholder approval. The new sub-advisory agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The new agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty by the Adviser, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by New Cambiar. The new sub-advisory agreement automatically terminates in the event of its assignment.

         The new sub-advisory agreement provides that New Cambiar shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation, a loss resulting from willful misfeasance, bad faith or gross negligence, or a loss resulting from New Cambiar's reckless disregard of its obligations under the new sub-advisory agreement.

          The new sub-advisory agreement for the Fund is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the new sub-advisory agreement is only a summary.

INFORMATION CONCERNING CAMBIAR INVESTORS LLC

         Cambiar Investors LLC, 2401 East Second Ave., Suite 400, Denver, CO 80206, currently serves as sub-adviser to the Fund. New Cambiar and its predecessor, Old Cambiar, have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates, and other institutions and individuals since 1973. A majority interest in New Cambiar is owned by Cambiar LLLP, 2401 East Second Ave., Suite 400, Denver, CO 80206. Cambiar LLLP is the Managing Member of New Cambiar, and is controlled by six partners who were officers of Old Cambiar. The six partners of Cambiar LLLP are: Brian M. Barish, Nancy H. Wigton, Michael J. Gardner, Maria L. Azari, Anna A. Aldrich and Edward W. O'Connor.

         The following chart provides information regarding the other mutual funds that have an investment objective similar to the Fund and as to which New Cambiar serves as the adviser:

------------------------------- ------------------------- ----------------------
                   FUND                     SIZE            ANNUAL ADVISORY FEES
                                    AS OF JULY 31, 2001
------------------------------- ------------------------- ----------------------

Cambiar Opportunity Fund            $6,545,229                      1.00%1
------------------------------- ------------------------- ----------------------
American Hospital Association
Diversified Equity Fund            $49,985,072                      0.25%
------------------------------- ------------------------- ----------------------
American Hospital Association
Balanced Fund                      $13,091,376                      0.25%
------------------------------- ------------------------- ----------------------

1 New Cambiar has agreed to waive a portion of its fee in order to maintain total annual expenses at 1.30%.


         The table below gives the name and principal occupation of each current principal executive officer of New Cambiar. Unless otherwise stated, the mailing address for each person is 2401 East Second Ave., Suite 400, Denver, CO 80206.

----------------------- ------------------------------ -------------------------
     NAME                 POSITION WITH NEW CAMBIAR      PRINCIPAL OCCUPATION

----------------------- ------------------------------ -------------------------
Brian M. Barish         President, Treasurer and       Portfolio Manager
                        Oversight Board Member
----------------------- ------------------------------ -------------------------
Terrell J. Butz         Executive Vice President       Administration
                        and Secretary
----------------------- ------------------------------ -------------------------
Nancy H. Wigton         Senior Vice President,         Marketing
                        Oversight Board  Member
----------------------- ------------------------------ -------------------------
Michael S. Barish       Director, Oversight Board      Advisor
                        Member
----------------------- ------------------------------ -------------------------
Maria L. Azari          Vice President                 Portfolio Manager
----------------------- ------------------------------ -------------------------
Michael J. Gardner      Vice President                 Portfolio Manager
----------------------- ------------------------------ -------------------------
Julie A. Goodrum        Vice President                 Portfolio Manager
----------------------- ------------------------------ -------------------------
Anna A. Aldrich         Vice President                 Portfolio Manager
----------------------- ------------------------------ -------------------------
Edward W. O'Connor      Vice President                 Portfolio Manager
----------------------- ------------------------------ -------------------------

         Section 15(f) of the Investment Company Act provides that an investment adviser (such as the Fund's sub-adviser) to a registered investment company, and the affiliates of such investment adviser (such as Old Mutual US), may receive any amount or benefit in connection with a sale of any interest in such adviser that results in an assignment of an investment advisory contract if two conditions are satisfied. These conditions are that (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the Investment Company Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

         Consistent with the first condition of Section 15(f), for a period of three years after the closing of the acquisition, Old Cambiar and New Cambiar have committed not to take or recommend any action that would cause more than 25% of the Trustees of the Trust to be interested persons of the Fund's sub-adviser. With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the Investment Company Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services. Old Mutual US, Cambiar LLLP, Old Cambiar and New Cambiar have committed not to take or recommend any action that would constitute an unfair burden on the Fund within the meaning of Section 15(f).

         Subject to such conditions as may be imposed by the Board of Trustees, New Cambiar may pay commissions to brokers or dealers that are higher than might be charged by another qualified broker to obtain brokerage and research services considered by New Cambiar to be useful or desirable in the performance of its duties, if New Cambiar determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The research services furnished the Fund's brokers may also be used by New Cambiar in servicing its other clients. Similarly, research provided by brokers servicing other clients may be useful to New Cambiar in connection with its services to the Fund. The determination that a commission is reasonable may be viewed in terms of either a particular transaction or New Cambiar's overall responsibilities with respect to the Fund and to accounts over which New Cambiar exercises investment discretion.

EVALUATION BY THE BOARD OF TRUSTEES.
------------------------------------

         The Board has determined that continuity and efficiency of portfolio sub-advisory services after the change of control of Old Cambiar can best be assured by approving the new sub-advisory agreement. The Board believes that the new sub-advisory agreement will enable the Trust to continue to obtain sub-advisory services of high quality at costs which it deems appropriate and reasonable and that approval of the new sub-advisory agreement is in the best interests of the Trust and the shareholders of the Fund.

         At a meeting of the Board of Trustees held on September 10, 2001, the Board, including the Independent Trustees, evaluated the impact on the Fund of the Cambiar Transaction. In evaluating the impact of the acquisition, the Board, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by New Cambiar, including financial information, and discussed the proposed new sub-advisory agreement. The Independent Trustees met separately with legal counsel.

         Based on its review, the Board of Trustees believes that approval of the proposed new sub-advisory agreement is in the best interests of the Trust and the Fund's shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the new sub-advisory agreement. In making this recommendation, the Trustees primarily evaluated (i) the experience, reputation, qualifications and background of New Cambiar's investment personnel and the fact that such personnel would remain intact, (ii) the nature and quality of operations and services that New Cambiar is expected to provide the Fund with no change in fees and (iii) the benefits of continuity in services to be provided after the change of control.

         The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Fund, including, but not limited to (i) the performance of the Fund since commencement of its operations, (ii) the investment objective and policies of the Fund, (iii) that the compensation to be paid under the new sub-advisory agreement will be the same as the rate paid under the old sub-advisory agreement, (iv) that the terms of the new sub-advisory agreement are substantially identical to the terms of the old sub-advisory agreement, (v) the financial condition of New Cambiar and (vi) the commitment of New Cambiar to pay or reimburse the Trust for expenses incurred in connection with the change of control.

         The Board viewed as significant the representation of New Cambiar that the same persons who were responsible for the portfolio management of the Fund are continuing in such positions following the change of control, that no changes in the sub-adviser's methods of operation are expected, and that no change in the scope and quality of services provided to the Fund is expected to result from the change of control.

         As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the new sub-advisory agreement would be in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new sub-advisory agreement and voted to recommend it to shareholders for approval.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
         UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF
                       THE PROPOSED SUB-ADVISORY AGREEMENT

                              OPERATION OF THE FUND

         The Fund is a diversified series of Alpha Analytics Investment Trust, an open-end investment company organized as an Ohio business trust on August 18, 1998. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Fund currently retains Alpha Analytics Investment Group LLC, 1901 Avenue of the Stars, Suite 1100, Los Angeles, CA 90067 as its investment adviser. The Trust retains American Data Services, Inc., P.O. Box 5536, Hauppauge, New York 11788-0132 to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Orbitex Data Services, Inc., 14707 California Street, P.O. Box 542047, Omaha, NE 68154, serves as transfer agent, dividend paying agent, and shareholder services agent for the Fund. The Trust retains AmeriMutual Fund Distributors, Inc., 14747 California Street, Omaha, NE 68154 to act as the principal distributor of the Fund's shares.

                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (1) for approval of the proposed new sub-advisory agreement between Alpha Analytics Investment Group LLC and Cambiar Investors LLC, and (2) at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or
(3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

         The Board of Trustees fixed the close of business on October 16, 2001 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 403,589.407 shares of beneficial interest of the Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one
(1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

         An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed sub-advisory agreement. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

         Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed sub-advisory agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information, as of October 16, 2001, with respect to the number of shares of the Fund beneficially owned by (i) each Trustee and named executive officers of the Trust and (ii) all Trustees and named executive officers of the Trust as a group.

                                                   AMOUNT              PERCENT
         NAME                                BENEFICIALLY OWNED       OF CLASS
         ----                                ------------------       --------
         Donald Alschuler                           3,831                 *
         Robert E. Gipson                         290,634(1)           72.01%
         Jack P. McNally                            1,420                 *
         Felice R. Cutler                               0                 *
         Michelle M. Schoeffel                          0                 *
         All Trustees and named executive
         officers as a group (5 persons)          295,885              73.31%

*        Less than 1% of the Fund.

(1) Includes 96,712 shares over which he has sole voting and investment power and 193,922 shares over which he has shared voting and investment power.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of October 16, 2001, Wildwood Enterprises, P.O. Box 60520, Los Angeles, CA 90060, owned 193,922 shares of the Fund, or 48.05% of the outstanding shares of the Fund. The shares owned by Wildwood Enterprises are included in the number of shares beneficially owned by Robert E. Gipson, as described in the table above. Other than as described above, as of October 16, 2001, there was no person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Jack P. McNally, Secretary, Alpha Analytics Investment Trust, 1901 Avenue of the Stars, Suite 1100, Los Angeles, California 90067.

                              COST OF SOLICITATION

         The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by New Cambiar. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and New Cambiar will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, the Adviser and New Cambiar may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                               BY ORDER OF THE BOARD OF TRUSTEES




                                                                 Jack P. McNally
                                                                       Secretary

Dated October 24, 2001


PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

                                                                       EXHIBIT A



                      ALPHA ANALYTICS INVESTMENT GROUP, LLC
                              SUB-ADVISER AGREEMENT

SUB-ADVISER AGREEMENT executed as of                          , 2001 between
                                     -------------------------
ALPHA ANALYTICS INVESTMENT GROUP, LLC (the "Adviser") and CAMBIAR INVESTORS LLC (the "Sub-Adviser").

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY SUB-ADVISER TO THE TRUST

                  (a) Subject always to the control of the Trustees of Alpha Analytics Investment Trust (the "Trust"), an Ohio business trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Alpha Analytics Value Fund (the "Fund"), a series of shares of the Trust. The Sub-Adviser will use its best judgment to make investment decisions on behalf of the Fund, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the objective and policies of the Fund, as set forth in the then current Registration Statement of the Trust filed with the Securities and Exchange Commission ("SEC") and any applicable federal and state laws, and will comply with other policies which the Trustees of the Trust (the "Trustees") or the Adviser, as the case may be, may from time to time determine and which are furnished to the Sub-Adviser. The Sub-Adviser shall make its officers and employees available to the Adviser from time to time at reasonable times to review investment policies of the Fund and to consult with the Adviser regarding the investment affairs of the Fund. The Sub-Adviser will provide the Trust's custodian with such information relating to the Trust as may be required under the terms of the then current custody agreement between the Trust and the custodian. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

         (b) The Sub-Adviser will maintain books and records with respect to the securities transactions of the Fund and shall render to the Adviser such periodic and special reports as the Adviser or the Trustees may request. The Sub-Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve, for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

         (c) During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).

2.       BROKERAGE

         In placing orders with brokers and/or dealers, the Sub-Adviser is directed at all times to seek best qualitative execution for purchases and sales on behalf of the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. Subject to such conditions as may be imposed by the Trust's Board of Trustees, the Sub-Adviser may pay commissions to brokers and/or dealers that are higher than might be charged by another qualified broker to obtain brokerage and/or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") considered by the Sub-Adviser to be useful or desirable in the performance of the Sub-Adviser's duties hereunder, if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which Sub-Adviser exercises investment discretion. The Fund and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Sub-Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.


         Subject to the foregoing and to such conditions as may be imposed by the Adviser or the Trust's Board of Trustees and the provisions of the 1940 Act, Exchange Act, and other applicable law, nothing herein shall prohibit the Sub-Adviser from selecting brokers and/or dealers who are "affiliated persons" of the Sub-Adviser, the Adviser or the Trust. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and, if applicable, to such other customers.

         If any occasion should arise in which the Sub-Adviser gives any advice to clients of Sub-Adviser concerning the shares of the Fund, Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund.

3.       OTHER AGREEMENTS

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, member, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses.

4.       COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER

         The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, determined as described in Schedule A, which is attached hereto and made a part hereof. Such fee shall be paid by the Adviser and not by the Trust.

5.       AMENDMENT OF THIS AGREEMENT

         No provision of this Agreement (including Schedule A attached hereto) may be changed, waived, discharged or terminated orally, and no amendment of this Agreement (including Schedule A attached hereto) shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

6.       EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

         (a) Unless terminated as herein provided, this Agreement shall remain in full force and effect for a period of two years from the date of its execution, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as such continuance is specifically approved at least annually (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of the Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser or of any Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         (b) This Agreement may be terminated at any time without the payment of any penalty (i) by the Adviser, (ii) by vote of the Trustees, (iii) by vote of a majority of the outstanding voting securities of the Fund or (iv) by the Sub-Adviser, in each case on sixty days' written notice.

         (c) This Agreement shall terminate automatically, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement with the Adviser shall have terminated for any reason.

         (d) In the event of termination of this Agreement, the Fund will no longer use the name "Cambiar Investors LLC" in materials relating to the Fund except as may be required by the 1940 Act and the rules and regulations thereunder. All rights to the name "Alpha Analytics" belong to the Adviser.

7.       CERTAIN DEFINITIONS

         For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Exchange Act and the rules and regulations thereunder.

8.       NON-LIABILITY OF SUB-ADVISER

         Neither the Sub-Adviser nor its shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except as otherwise may be required by the 1940 Act.

9.       LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

         A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed by the Trustees as trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

10.      SEVERABILITY

         In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.      QUESTIONS OF INTERPRETATION

         (a) This Agreement shall be governed by the laws of the State of Ohio.

         (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.      NOTICES

         Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser is 1901 Avenue of the Stars, Suite 1100, Los Angeles, CA 90067, and the address of the Sub-Adviser is 2401 East Second Ave., Suite 400, Denver, CO 80206.

13.      COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.      BINDING EFFECT

         Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.      CAPTIONS

         The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties have caused this instrument to be signed by their officers designated below, all as of the day and year first above written.

                                        ALPHA ANALYTICS INVESTMENT GROUP, LLC


                                        By:
                                            ------------------------------------

                                        Print Name:
                                                    ----------------------------
                                        Title:
                                               ---------------------------------


                                        CAMBIAR INVESTORS LLC


                                        By:
                                            ------------------------------------

                                        Print Name:
                                                    ----------------------------
                                        Title:
                                               ---------------------------------

By signature below, the Trust acknowledges, as of the day and year first above written, that the Sub-Adviser Agreement has been approved by the Trust as required by the 1940 Act.

ALPHA ANALYTICS INVESTMENT TRUST

By:
    -----------------------------------------

Print Name:
            --------------------------------

Title:
       -------------------------------------

                                   SCHEDULE A
                        DATED ____________________, 2001

The Manager will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered, a fee computed daily and paid quarterly at an annual rate of 0.50% of the average daily net assets of the Fund.

The average daily net assets of the Fund shall be determined by taking an average of all of the determinations of net asset value during each month at the close of business on each business day during such month while this Agreement is in effect. Net asset value shall be calculated in the manner specified in the Trust's Prospectus.

The fee for each quarter shall be payable within ten (10) business days after the end of the quarter.

If the Sub-Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion that such period bears to a full month.

ALPHA ANALYTICS FUND
C/O ORBITEX DATA SERVICES
14707 CALIFORNIA STREET, SUITE 5
OMAHA, NE 68154-1952


                                           PROXY

                                                ALPHA ANALYTICS VALUE FUND
                                                SPECIAL MEETING OF SHAREHOLDERS
                                                NOVEMBER 9, 2001

         The undersigned shareholder of the Alpha Analytics Value Fund (the "Fund"), a series of Alpha Analytics Investment Trust (the "Trust"), hereby nominates, constitutes and appoints Steve Schuyler and Rose Anne Casaburri, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, on November 9, 2001 at 10:00 a.m., eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present.

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON PROPOSAL 1. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                     ALPHA1   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


--------------------------------------------------------------------------------
ALPHA ANALYTICS VALUE FUND





THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

VOTE ON PROPOSAL                                     FOR     AGAINST    ABSTAIN
                                                      0          0         0

1. APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN ALPHA ANALYTICS INVESTMENT GROUP LLC AND CAMBIAR INVESTORS LLC.

(Please date this proxy and sign your name as it appears above. Executors, administrators, trustees, etc. should give their full titles.
All joint owners should sign.)


-----------------------------------------          -----------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date          Signature (Joint Owners) Date